Supplement

January 16, 2026

Morgan Stanley Insight Fund

Supplement dated January 16, 2026 to The Summary Prospectuses, Prospectuses and Statement of Additional Information of:

Morgan Stanley Insight Fund, dated April 30, 2025, as supplemented
(the "Fund")

The portfolio management team of the Fund consists of Dennis P. Lynch, Sam G. Chainani, Jason C. Yeung, Armistead B. Nash and Alexander T. Norton. Accordingly, all references to other portfolio managers of the Fund included in the Summary Prospectuses, Prospectuses and Statement of Additional Information are deleted in their entirety.

Please retain this supplement for future reference.

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